TRANSAMERICA VARIABLE INSURANCE FUND, INC.
                        Supplement Dated December 3, 1999
                         to Prospectus Dated May 1, 1999

The following information supplements the Portfolio Managers section of the prospectus. You should read it together with the prospectus.

          MONEY MARKET PORTFOLIO Primary Manager Rex A. Olson and Co-Manager Peter O. Lopez are replaced as follows:

          PRIMARY MANAGER: Edward S. Han; Securities Analyst, Transamerica Investment Services. M.B.A., Darden Graduate School of Business Administration at the University of Virginia. B.A., University of California at Irvine. Vice President-Health Care Finance Group, Bank of America, 1993-1998. Joined Transamerica in 1998.


          CO-MANAGER: Heidi Y. Hu; CFA, Vice President and Portfolio Manager, Transamerica Investment Services. Primary Manager of the Transamerica Income Shares since 1999. Co-Manager of the Transamerica Bond Fund since 1999. Member of the Los Angeles Society of Financial Analysts. Portfolio Manager, Arco Investment Management Company, 1994-1998. B.S., Lewis and Clark College. M.B.A., University of Chicago. Joined Transamerica in 1998.